Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,990,000
Previously Paid Amount	0
Total Fee Amount	76,395.37
Total Offset Amount	0
Net Fee	$ 76,395.37